UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

Aspire Biopharma Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41293	33-3467744
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

194 Candelaro Drive, #233

Humacao, Puerto Rico 00791

(Address of Principal Executive Offices)

(415) 592-7399

(Registrant’s Telephone Number)

PowerUp Acquisition Corp.

188 Grand Street, Unit #195

New York, NY 10013

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ASBP	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	ASBPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2025, Kraig Higginson, Chief Executive Officer of Aspire Biopharma Holdings, Inc. (the “Company”), notified the Board of Directors of his intention to step down from the role of Chief Executive Officer, effective June 10, 2025. Mr. Higginson will continue to serve as Chairman of the Board of Directors. Mr. Higginson’s decision to resign is not due to any disagreement with the Company, the Board of Directors, or any member of the Company’s management.

In connection with this transition, the Board of Directors appointed Michael Howe, currently a member of the Board of Directors, to serve as Chief Executive Officer of the Company, effective June 10, 2025. Mr. Howe will continue to serve as a director on the Board.

There are no arrangements or understandings between Mr. Howe and any other persons pursuant to which he/she was selected as Chief Executive Officer. There are no family relationships between Mr. Howe and any director or executive officer of the Company. Additionally, there are no transactions in which Mr. Howe has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On June 9, 2025, the Company issued a press release. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 10, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRE BIOPHARMA HOLDINGS, INC.

	By:	/s/ Ernest Scheidemann
Ernest Scheidemann
Chief Financial Officer

Date: June 10, 2025